EXHIBIT 99

NEWS
RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Thomas A. King
Mayfield Village, Ohio 44143	(440)395-2260
http://www.progressive.com

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO — April 14, 2005 — The Progressive Corporation today reported the following results for March 2005:

	Month				Quarter
(millions, except per share amounts)	2005	2004	Change		2005	2004	Change
Net premiums written	$1,127.6	$1,077.7	5%		$3,604.8	$3,277.3	10%

Net premiums earned	1,049.9	974.4	8%		3,350.0	3,093.5	8%

Net income	135.2	152.6	(11)%		412.7	460.0	(10)%

Per share	.67	.69	(3)%		2.04	2.09	(2)%

Combined ratio	84.8	82.8	(2.0	) pts.	85.0	83.2	(1.8	) pts.

Pre-tax net realized gains (losses)	(.2)	23.6	NM		10.2	59.5	(83)%

Diluted equivalent shares	201.4	220.1	(8)%		201.9	220.0	(8)%

NM = Not Meaningful

See the “Income Statement” for further month and year-to-date information.

     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT
March 2005
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Direct premiums written	$1,155.5

Net premiums written	$1,127.6

Revenues:
Net premiums earned	$1,049.9
Investment income	45.3	Includes dividends earned on preferred stocks typically in the third month of a quarter.
Net realized gains (losses) on securities	(.2)
Service revenues	3.3

Total revenues	1,098.3

Expenses:
Losses and loss adjustment expenses	674.0
Policy acquisition costs	111.4
Other underwriting expenses	105.2
Investment expenses	.7
Service expenses	.8
Interest expense	6.9

Total expenses	899.0

Income before income taxes	199.3
Provision for income taxes	64.1

Net income	$135.2

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	198.5

Per share	$.68

Diluted:
Average shares outstanding	198.5
Net effect of dilutive stock-based compensation	2.9

Total equivalent shares	201.4

Per share	$.67

1 See the Monthly Commentary at the end of this release for additional discussion. Also see Note 1 to the Company’s 2004 audited consolidated financial statements included in the Company’s 2004 Annual Report, which can be found at progressive.com/annualreport, for a description of the Company’s reporting and accounting policies.

The following table sets forth the total return on investments for the month:

Fully taxable equivalent total return:
Fixed-income securities	(.3)%
Common stocks	(1.4)%
Total portfolio	(.4)%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
March 2005 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date
	2005	2004	% Change
Direct premiums written	$3,684.3	$3,358.3	10

Net premiums written	$3,604.8	$3,277.3	10

Revenues:
Net premiums earned	$3,350.0	$3,093.5	8
Investment income	120.4	114.9	5
Net realized gains (losses) on securities	10.2	59.5	(83)
Service revenues	11.2	12.6	(11)
Other income	—	(.2)	NM

Total revenues	3,491.8	3,280.3	6

Expenses:
Losses and loss adjustment expenses	2,168.6	1,962.1	11
Policy acquisition costs	356.1	334.0	7
Other underwriting expenses	323.4	276.2	17
Investment expenses	2.8	3.3	(15)
Service expenses	5.4	5.5	(2)
Interest expense	20.8	20.5	1

Total expenses	2,877.1	2,601.6	11

Income before income taxes	614.7	678.7	(9)
Provision for income taxes	202.0	218.7	(8)

Net income	$412.7	$460.0	(10)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	199.0	216.4	(8)

Per share	$2.07	$2.13	(2)

Diluted:
Average shares outstanding	199.0	216.4	(8)
Net effect of dilutive stock-based compensation	2.9	3.6	(19)

Total equivalent shares	201.9	220.0	(8)

Per share	$2.04	$2.09	(2)

NM = Not Meaningful

The following table sets forth the total return on investments for the year-to-date period:

	2005	2004
Fully taxable equivalent total return:
Fixed-income securities	(.2)%	2.2%
Common stocks	(1.7)%	1.9%
Total portfolio	(.4)%	2.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2005
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$648.2	$332.9	$981.1	$144.8	$1.7	$1,127.6
% Growth in NPW	1%	8%	3%	14%	NM	5%
Net Premiums Earned	$618.0	$306.1	$924.1	$123.6	$2.2	$1,049.9
% Growth in NPE	5%	12%	7%	13%	NM	8%

GAAP Ratios
Loss/LAE ratio	63.4	67.9	64.9	59.0	NM	64.2
Expense ratio	21.0	20.1	20.7	20.0	NM	20.6

Combined ratio	84.4	88.0	85.6	79.0	NM	84.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$15.2
Current accident year						(1.3)

Calendar year actuarial adjustment	$6.5	$1.4	$7.9	$6.0	$—	$13.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$15.2
All other development						31.8

Total development						$47.0

Calendar year loss/LAE ratio						64.2

Accident year loss/LAE ratio						68.7

Statutory Ratios
Loss/LAE ratio						64.1
Expense ratio						19.4

Combined ratio						83.5

NM = Not Meaningful

1 Amounts primarily include professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated an underwriting profit of less than $50 thousand for the month.

2 Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2005 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$2,081.8	$1,081.0	$3,162.8	$436.3	$5.7	$3,604.8
% Growth in NPW	6%	15%	9%	16%	NM	10%
Net Premiums Earned	$1,975.4	$972.6	$2,948.0	$395.2	$6.8	$3,350.0
% Growth in NPE	6%	12%	8%	14%	NM	8%

GAAP Ratios
Loss/LAE ratio	65.0	66.8	65.6	58.7	NM	64.7
Expense ratio	20.8	19.6	20.4	19.9	NM	20.3

Combined ratio	85.8	86.4	86.0	78.6	NM	85.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$36.4
Current accident year						(2.9)

Calendar year actuarial adjustment	$19.3	$6.1	$25.4	$6.3	$1.8	$33.5

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$36.4
All other development						78.5

Total development						$114.9

Calendar year loss/LAE ratio						64.7

Accident year loss/LAE ratio						68.1

Statutory Ratios
Loss/LAE ratio						64.8
Expense ratio						19.0

Combined ratio						83.8

Statutory surplus						$5,041.0

	March	March
Policies in Force	2005	2004	Change
(in thousands)
Agency – Auto	4,443	4,118	8%
Direct – Auto	2,209	1,941	14%
Other Personal Lines[3]	2,429	2,057	18%

Total Personal Lines	9,081	8,116	12%

Commercial Auto Business	433	380	14%

NM = Not Meaningful

[1]	The other businesses generated an underwriting profit of $5.4 million.

[2]	Represents adjustments solely based on the Company’s corporate actuarial review.

[3]	Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

March
2005

CONDENSED GAAP BALANCE SHEET:[1]
Investments - Available-for-sale:
Fixed maturities, at market (amortized cost: $9,548.0)	$9,505.5
Equity securities, at market:
Preferred stocks (cost: $952.0)	957.7
Common equities (cost: $1,400.2)	1,898.9
Short-term investments, at market (amortized cost: $1,042.3)	1,042.8

Total investments[2]	13,404.9
Net premiums receivable	2,469.2
Deferred acquisition costs	450.6
Other assets	1,398.5

Total assets	$17,723.2

Unearned premiums	$4,364.3
Loss and loss adjustment expense reserves	5,348.3
Other liabilities[2]	1,431.3
Debt	1,284.5
Shareholders’ equity	5,294.8

Total liabilities and shareholders’ equity	$17,723.2

Common Shares outstanding	199.6
Shares repurchased – March	1.0
Average cost per share	$89.56
Book value per share	$26.53
Return on average shareholders’ equity	28.4%
Net unrealized pre-tax gains on investments	$462.4
Debt to total capital ratio	19.5%

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $338.0 million.

[2]	Amounts include net unsettled security acquisitions of $105.2 million.

Monthly Commentary

•	As discussed in February’s release, March’s lower premium growth reflects the Company’s use of a fiscal calendar and the timing of when renewal premiums were incorporated in results.

•	Policies in force growth remains strong. On a month over prior month basis, the Company has seen increases in retention, currently defined as policy life expectancy, in both the Agency and Direct channels.

•	The Company is experiencing a decrease in its premium per application on both new and renewal business consistent with market pricing refinement in several states.

•	Net premiums written in the Company’s other Personal Lines businesses, which represent about 6.5% of total Personal Lines and include motorcycles, recreation vehicles and other specialty products, grew 27% in the first quarter.

•	The Commercial Auto business is increasing its offering of twelve-month term policies, primarily in the specialty commercial auto market, which will have a favorable effect on the premiums per application. Six-month term restrictions will remain in selected markets. As a result, it may be difficult to make year over prior year comparisons using written premiums during this time of transition and a focus on earned premiums is recommended.

•	The pretax recurring book yield of the investment portfolio was 4.3% for March 2005 and 3.8% for the first quarters of both 2005 and 2004.

•	At March month-end, the net unrealized gains in the investment portfolio were $462.4 million, a decrease of $112.0 million from February 2005 and $207.0 million from year-end 2004. The fixed-income portfolio duration was 2.9 years and the weighted average credit quality was AA+.

The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written. The companies that offer insurance directly (by phone at 1-800-PROGRESSIVE and online at progressive.com) market their products and services through the Progressive DirectSM brand, while the companies that offer insurance through more than 30,000 independent agencies in the U.S. market their products and services through the Drive Insurance from ProgressiveSM brand. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR. More information can be found at progressive.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions);

changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.